                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                    Investment Company Act File No. 811-5399
               ---------------------------------------------------

                     THE NEW AMERICA HIGH INCOME FUND, INC.
               ---------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                        33 Broad Street, Boston, MA 02109
               ---------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                           Richard E. Floor, Secretary
                     The New America High Income Fund, Inc.
                                 33 Broad Street
                                Boston, MA 02109

Registrant's telephone number, including area code: (617) 263-6400

Date of fiscal year end: December 31

Date of reporting period: July 1, 2003 to December 31, 2003

ITEM 1. REPORTS TO STOCKHOLDERS.

THE NEW
AMERICA
HIGH INCOME
FUND, INC.

[NEW AMERICA HIGH INCOME FUND LOGO]

ANNUAL
REPORT
DECEMBER 31, 2003

                                                                February 6, 2003

DEAR FELLOW SHAREHOLDER,

What a difference a year makes to the Fund's shareholders:

- The Fund's total return, based on net asset value plus dividends, was 28.6% for the year.

- The Fund's total return, based upon market price plus dividends, was 19.2% for the year.

- The Fund's net asset value per share increased 15.9%, from $1.89 to $2.19, during 2003. The price of the Fund's shares rose from $2.01 to $2.16 over the period.

- Shareholders who bought shares in the August 2003 rights offering had a 13.1% total return on the shares purchased in the offering from the date the new shares were issued through year-end.

- Dividends of $.0175 were paid each month, which is also the current target for dividends going forward (subject to market conditions and portfolio performance). At year-end, the annualized dividend, based on a market price of $2.16 and the current monthly dividend of $.0175, was 9.7%.

These results reflect a series of major changes which occurred during the year, some of which were under the Board of Directors' control and others which were not. We are unable to control the high yield bond market, which for the first year since 1999 had a positive total return. During the period 1998 - 2002, high yield bond investors suffered the longest (four out of five years) bear market in the history of the high yield bond market. The condition of the high yield bond market improved dramatically in 2003, as discussed in detail below. However, the Board does have some control over the Fund's capital structure. We offered shareholders an opportunity to take advantage of the strong high yield market by issuing rights to subscribe for additional shares at an attractive price and raised an additional $41 million in equity.

Subsequently, the Fund issued $30 million of additional Auction Term Preferred Stock (the "ATP") with the aim of restoring the Fund's leverage to its approximate level prior to the rights offering. As our shareholders know, the leverage is an important contributor to the Fund's dividend stream. The leverage also exaggerates the impact of the market's price movements on the Fund's net asset value. The Fund benefited from the leverage in 2003, a year in which the high yield market performed very well. This was a welcome change from the negative impact of the leverage on the Fund's shares in recent years when the high yield market performed poorly.

The Fund's new portfolio manager, T. Rowe Price Associates (the "Adviser"), completed the restructuring of the Fund's portfolio discussed in prior reports and invested the new funds from the 2003 offerings without reducing the Fund's common dividend. The Adviser has worked to diversify the Fund's portfolio, which we hope will make its performance somewhat more stable throughout the high yield market cycle.

We believe that as a result of the rights offering and other measures it has undertaken, the Fund should have a lower expense ratio going forward than it did in 2003. The portfolio is currently earning enough income to maintain the monthly dividend at its recent level of $.0175 per share. While the Board has currently targeted a monthly dividend of $.0175 per share, market conditions and actual portfolio results will determine what is paid.

Like you, the Board has read with a sense of shock the news reports about unethical and illegal activities at some mutual fund companies. During this time of scandal in the mutual fund industry it is important to remember that as a closed end fund, our shares are traded on a stock exchange, so the Fund cannot have the problem of shareholders trading after a 4 p.m. pricing deadline. Shareholders who attempt to profit by rapid-fire trading of the Fund's shares have no direct impact on the Fund's portfolio management because their trades are with other market participants, not the Fund. In addition, each member of the Board of Directors is a shareholder of the Fund. The Fund enjoys a degree of independence from the Adviser that is extremely unusual in the industry because the entire Board is completely financially independent of the Fund's Adviser. The Adviser has no representation whatsoever on the Board. The Board's independence from the Fund's investment adviser was demonstrated by the Board's action to change the Fund's investment adviser in December 2002.

T. Rowe Price's discussion of the condition of the high yield bond market and its strategy are below.

HIGH YIELD MARKET UPDATE

The high yield market ended its second best year ever with impressive fourth quarter returns. The intensity of the year-long rally left the asset class with the lowest yield in its history, tempting managers to continue dipping lower in credit quality to preserve their income streams. Cautious optimism has been replaced by a general sense of euphoria, and risk taking is back in vogue again. In spite of valuations that grew increasingly rich, investors continued to bid up the prices of non-investment grade bonds to record levels. As a result, the high yield market in 2003 generated more return from capital appreciation than income.

Our increasingly cautious outlook on the market's absolute valuation is tempered by what we believe is an ideal macro environment for high yield companies and the relative appeal of high yield bonds against other fixed income sectors. The credit cycle continues to improve significantly, and defaults should not be a major problem for the asset class in 2004. We see productivity gains, the overall corporate profit outlook, a healthier stock market, low interest rates and fiscal stimulus as all positive factors for highly indebted companies. High yield bond market cycles tend to last longer than one year, implying that the first half of 2004 should remain constructive. We also base this outlook on the assumption that interest rates may remain low in the near term because of the weak employment picture in the United States.

STRATEGY REVIEW

Our belief that there is a low probability of significant capital appreciation in the high yield market in 2004 necessitated a shift in overall strategy from a year ago. We anticipate that coupon clipping will be the primary driver of total return and that reinvestment risk of callable debt will challenge high yield managers. The overall yield of the high yield bond market at year-end stood at approximately 7.5% as measured by the J.P. Morgan Global High Yield Bond Index, and is lower already because of a strong January effect. Higher quality BB-rated bonds have dropped to a 5.8% average yield and carry significant interest rate risk. Meanwhile, most lower-rated companies in the portfolio have continued to exhibit improving operating fundamentals, and their bonds still offer low double-digit income. These factors lead us to maintain healthy weightings in the lower middle (B) and bottom credit tiers (CCC) of the market, subject to the Fund's portfolio investment restrictions related to maintaining the AAA rating on the Fund's ATP. We also expect meaningful upgrade activity in this lower rated basket of the portfolio throughout the year.

Sector themes are currently much harder to discern, with most of our industries trading at yields tightly clustered around the market average. We continued to increase our exposure in utilities in the last three months of the year because we see more balance sheet repair on the horizon. Telecommunications looks attractive for the same reason, but we have reached our maximum targeted exposures in both sectors. Both industries include a number of rising stars which should regain investment grade status during the next two years. For example, Nextel remains one of our largest positions, but its bonds now yield 5.5%. In our last report, we lamented Nextel's 7% yield.

We also note that with the high yield bond market yielding approximately 7.3%, as measured by the J.P. Morgan Global High Yield Bond Index, and prices at record levels, credit mistakes will hurt performance much more than in 2003. Traditional credit disciplines mattered less last year than in the bear market of 1998 to 2002. This trend will not continue indefinitely, because the market already is witnessing the underwriting of speculative transactions at a disturbing pace. We are gratified by the performance achieved last year, but we remain committed to preserving those gains when the high yield market eventually turns south.

Thank you for your continued interest in the Fund.

Sincerely,


/s/ Robert F. Birch                         /s/ Mark Vaselkiv
Robert F. Birch                             Mark Vaselkiv
President                                   Vice President
The New America High Income Fund, Inc.      T. Rowe Price Associates, Inc.

THE VIEWS EXPRESSED IN THIS UPDATE ARE AS OF THE DATE OF THIS LETTER. THESE VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS. THE FUND AND THE ADVISER DISCLAIM ANY DUTY TO UPDATE THESE VIEWS, WHICH MAY NOT BE RELIED UPON AS INVESTMENT ADVICE. IN ADDITION, REFERENCES TO SPECIFIC COMPANY SECURITIES SHOULD NOT BE REGARDED AS INVESTMENT RECOMMENDATIONS.

                     The New America High Income Fund, Inc.

SCHEDULE OF INVESTMENTS -- DECEMBER 31, 2003 (Dollar Amounts in Thousands)

                                                           MOODY'S
PRINCIPAL                                                   RATING        VALUE
AMOUNT/UNITS                                             (UNAUDITED)   (NOTE 1(a))
-----------------------------------------------------------------------------------
CORPORATE DEBT SECURITIES -- 155.26% (d)

AEROSPACE AND DEFENSE -- 3.67%
$      850   Aviall, Inc., Senior Notes,
               7.625%, 07/01/11                              B1        $        884
     2,500   GenCorp, Inc.,
               Senior Subordinated Notes,
               9.50%, 08/15/13 (g)                           B2               2,600
       600   Sequa Corporation, Senior Notes,
               9%, 08/01/09                                  B1                 660
       650   Transdigm, Inc., Senior
               Subordinated Notes,
               8.375%, 07/15/11                              B3                 657
     2,650   Vought Aircraft Industries, Inc.,
               Senior Notes, 8%, 07/15/11 (g)                B2               2,703
                                                                       ------------
                                                                              7,504
                                                                       ------------

AUTOMOBILE -- 3.06%
       125   Accuride Corporation,
               Senior Subordinated Notes,
               9.25%, 02/01/08                               Caa1               129
       700   Ashbury Automotive Group, Inc.,
               Senior Subordinated
               Notes, 8%, 03/15/14 (g)                       B3                 704
       365   Cummins, Inc.,  Senior Notes,
               10.25%, 12/01/10 (g)                          Ba2                421
        50   Dana Corporation,
               Notes, 7%, 03/15/28                           Ba3                 50
       420   Dana Corporation,
               Notes, 7%, 03/01/29                           Ba3                416
        50   Dana Corporation, Senior
               Notes, 9%, 08/15/11                           Ba3                 60
       175   Dura Operating Corporation,
               Senior Subordinated
               Notes, 9%, 05/01/09                           B2                 175
       850   HLI Operating Company Inc.,
               Senior Notes, 10.50%, 06/15/10                B1                 977
     1,325   TRW Automotive Inc.,
               Senior Notes, 9.375%, 02/15/13                B1               1,517
     1,525   TRW Automotive Inc.,
               Senior Subordinated Notes,
               11%, 02/15/13                                 B2               1,807
                                                                       ------------
                                                                              6,256
                                                                       ------------

BEVERAGE, FOOD AND TOBACCO -- 4.23%
       281   Agrilink Foods, Inc.,
               Senior Subordinated Notes,
               11.875%, 11/01/08                             B3                 296
     1,200   B&G Foods, Inc.,
               Senior Subordinated Notes,
               9.625%, 08/01/07                              B3               1,242
$    1,125   DIMON Incorporated, Senior Notes,
               9.625%, 10/15/11                              Ba3       $      1,257
       400   Dole Food Company, Inc.,
               Senior Notes, 8.625%, 05/01/09                B2                 439
     1,175   Dole Food Company, Inc.,
               Senior Notes, 8.875%, 03/15/11                B2               1,284
       150   Domino's, Inc.,
               Senior Subordinated Notes,
               8.25%, 07/01/11 (g)                           B3                 162
     1,975   Le-Nature's, Inc.,
               Senior Subordinated Notes,
               9.50%, 06/15/13 (g)                           B3               2,064
       575   Luigino's Inc.,
               Senior Subordinated Notes,
               10%, 02/01/06                                 B3                 594
       775   Pinnacle Foods Holding Corporation,
               Senior Subordinated Notes,
               8.25%, 12/01/13 (g)                           B3                 790
       525   Premium Standard Farms, Inc.,
               Senior Notes, 9.25%, 06/15/11                 B1                 530
                                                                       ------------
                                                                              8,658
                                                                       ------------

BROADCASTING AND ENTERTAINMENT -- 11.62%
     1,450   CCO Holdings, LLC, Senior
               Notes, 8.75%, 11/15/13 (g)                    B3               1,475
     1,675   Charter Communications
               Holdings II, 10.25%, 09/15/10 (g)             Caa1             1,755
       100   Charter Communications
               Holdings, LLC, Senior Notes,
               10%, 04/01/09                                 Ca                  89
       100   Charter Communications
               Holdings, LLC, Senior Notes,
               10.75%, 10/01/09                              Ca                  92
     1,875   Charter Communications
               Holdings, LLC, Senior Notes,
               11.125%, 01/15/11                             Ca               1,716
     2,500   Comcast Cable Communications,
               Inc., Notes, 6.75%, 01/30/11                  Baa3             2,779
     2,550   CSC Holdings, Inc.,
               Senior Notes, 7.625%, 04/01/11                B1               2,677
        50   CSC Holdings, Inc.,
               Senior Notes, 7.875%, 12/15/07                B1                  53
       750   DIRECTV Holdings LLC,
               Senior Notes, 8.375%, 03/15/13                B1                 870
       644   Echostar DBS Corporation,
               Senior Notes, 9.125%,
               01/15/09                                      Ba3                720

                     The accompanying notes are an integral
                       part of these financial statements.

                                                           MOODY'S
PRINCIPAL                                                   RATING        VALUE
AMOUNT/UNITS                                             (UNAUDITED)   (NOTE 1(a))
-----------------------------------------------------------------------------------
CORPORATE DEBT SECURITIES -- CONTINUED

$      375   Echostar DBS Corporation,
               Senior Notes, 10.375%, 10/01/07               Ba3       $        412
       350   Granite Broadcasting Corporation,
               Senior Secured Notes,
               9.75%, 12/01/10 (g)                           B3                 347
       375   Insight Midwest, L.P.,
               Senior Notes, 9.75%, 10/01/09                 B2                 396
       750   Insight Midwest, L.P.,
               Senior Notes, 10.50%, 11/01/10                B2                 814
     1,025   Mediacom Broadband LLC,
               Senior Notes, 11%, 07/15/13                   B2               1,148
       475   Paxson Communications Corp.
               Senior Subordinated Notes,
               10.75%, 07/15/08                              Caa1               513
     2,350   Quebecor Media Inc.,
               Senior Notes, 11.125%, 07/15/11               B2               2,720
       500   Spanish Broadcasting System, Inc.,
               Senior Subordinated Notes,
               9.625%, 11/01/09                              Caa1               534
     1,915   Vivendi Universal, S.A., Senior
               Notes, 9.25%, 04/15/10 (g)                    B1               2,260
       800   XM Satellite Radio Inc.,
               Senior Secured Notes,
               12%, 06/15/10                                 Caa1               906
     1,400   Young Broadcasting, Inc.,
               Senior Subordinated Notes,
               10%, 03/01/11                                 Caa1             1,505
                                                                       ------------
                                                                             23,781
                                                                       ------------

BUILDING AND REAL ESTATE -- 7.03%
     1,550   Associated Materials, Inc.,
               Senior Subordinated Notes,
               9.75%, 04/15/12                               B3               1,697
     1,050   Collins & Aikman Floorcoverings,
               Inc., Senior Subordinated Notes,
               9.75%, 02/15/10                               B2               1,124
        50   D.R. Horton, Inc., Senior Notes,
               8.50%, 04/15/12                               Ba1                 57
       775   Interface, Incorporated,
               Senior Notes, 7.30%, 04/01/08                 Caa1               740
       750   LNR Property Corporation,
               Senior Notes,
               7.25%, 10/15/13 (g)                           Ba3                763
       425   LNR Property Corporation,
               Senior Subordinated Notes,
               7.625%, 07/15/13                              Ba3                446
$      775   Mobile Mini, Inc., Senior Notes,
               9.50%, 07/01/13                               B2        $        854
       850   Norcroft Companies, L.P.,
               Senior Subordinated
               Notes, 9%, 11/01/11 (g)                       B3                 910
     1,600   Shaw Group, Inc., Senior Notes,
               10.75%, 03/15/10 (g)                          Ba2              1,696
     2,000   Standard Pacific Corp.,
               Senior Notes, 8%, 02/15/08                    Ba2              2,055
       725   Texas Industries, Inc.,
               Senior Notes, 10.25%, 06/15/11                B1                 814
       400   Wackenhut Corrections Corporation,
               Senior Notes, 8.25%, 07/15/13                 B1                 426
       675   WCI Communities, Inc.,
               Senior Subordinated
               Notes, 9.125%, 05/01/12                       Ba3                744
       975   WCI Communities, Inc.,
               Senior Subordinated
               Notes, 10.625%, 02/15/11                      Ba3              1,099
       250   Williams Scotsman, Inc.,
               Senior Notes,
               9.875%, 06/01/07                              B3                 252
       650   Williams Scotsman, Inc.,
               Senior Secured Notes,
               10%, 08/15/08                                 B2                 718
                                                                       ------------
                                                                             14,395
                                                                       ------------

CHEMICALS, PLASTICS AND RUBBER -- 6.92%
       975   ARCO Chemical Company,
               Debentures, 9.80%, 02/01/20                   B1                 980
     1,850   Avecia Group plc, Senior Notes,
               11%, 07/01/09                                 Caa1             1,665
     1,650   Compass Minerals Group, Inc.,
               Senior Subordinated Notes,
               10%, 08/15/11                                 B3               1,848
       300   Equistar Chemicals, LP,
               Senior Notes,
               10.625%, 05/01/11                             B2                 330
     1,125   Ethyl Corporation, Senior Notes,
               8.875%, 05/01/10                              B2               1,204
       625   Huntsman Advanced Materials LLC,
               Senior Secured Notes,
               11%, 07/15/10 (g)                             B2                 691
       600   Huntsman International LLC,
               Senior Notes, 9.875%, 03/01/09                B3                 657

                     The accompanying notes are an integral
                       part of these financial statements.

                                                           MOODY'S
PRINCIPAL                                                   RATING        VALUE
AMOUNT/UNITS                                             (UNAUDITED)   (NOTE 1(a))
-----------------------------------------------------------------------------------
CORPORATE DEBT SECURITIES -- CONTINUED

$      250   Huntsman International LLC,
               Senior Subordinated Notes,
               10.125%, 07/01/09                             Caa1      $        259
     1,050   Koppers Inc., Senior Secured
               Notes, 9.875%, 10/15/13 (g)                   B2               1,160
       500   Lyondell Chemical Company,
               Senior Notes, 9.50%, 12/15/08                 B1                 527
       500   Nalco Company, Senior Notes,
               7.75%, 11/15/11 (g)                           B2                 535
       625   Omnova Solutions, Inc., Senior
               Notes, 11.25%, 06/01/10 (g)                   B2                 694
       525   PolyOne Corporation, Senior
               Notes, 10.625%, 05/15/10                      B3                 528
       820   Resolution Performance Products,
               LLC, Senior Secured Notes,
               9.50%, 04/15/10                               B3                 838
     1,500   Rhodia S.A., Senior Subordinated
               Notes, 8.875%, 06/01/11 (g)                   B3               1,380
       775   Rockwood Specialities Group, Inc.,
               Senior Subordinated Notes,
               10.625%, 05/15/11 (g)                         B3                 862
                                                                       ------------
                                                                             14,158
                                                                       ------------

CONTAINERS, PACKAGING AND GLASS -- 13.07%
       700   AEP Industries, Inc., Senior
               Subordinated Notes,
               9.875%, 11/15/07                              B3                 703
     2,150   Ainsworth Lumber Co. Ltd.,
               Senior Secured Notes,
               12.50%, 07/15/07                              B3               2,505
       350   Boise Cascade Corporation,
               Senior Notes, 7%, 11/01/13                    Ba2                366
     1,200   Bway Corporation,
               Senior Subordinated Notes,
               10%, 10/15/10                                 B3               1,308
       575   Constar International, Inc.
               Senior Subordinated Notes,
               11%, 12/01/12                                 Caa1               471
     1,250   Crown Cork & Seal Company, Inc.
               Euroco, Senior Secured Notes,
               9.50%, 03/01/11                               B1               1,412
     1,725   Crown Cork & Seal Company, Inc.
               Euroco, Senior Secured Notes,
               10.875%, 03/01/13                             B2               2,018
$      500   Georgia-Pacific Corporation, Senior
               Debentures, 9.875%, 11/01/21                  Ba3       $        522
       500   Georgia-Pacific Corporation, Senior
               Notes, 8.875%, 02/01/10                       Ba2                573
     1,975   Georgia-Pacific Corporation, Senior
               Notes, 9.375%, 02/01/13                       Ba2              2,271
       450   Graphic Packaging International, Inc.,
               Senior Notes, 8.50%, 08/15/11 (g)             B2                 497
       350   Greif Brothers Corporation,
               Senior Subordinated Notes,
               8.875%, 08/1/12                               B2                 383
       750   Jefferson Smurfit Corporation,
               Senior Notes, 7.50%, 06/01/13                 B2                 784
     1,425   Longview Fibre Company,
               Senior Subordinated Notes,
               10%, 01/15/09                                 B2               1,568
     1,535   MDP Acquisitions PLC, Senior
               Notes, 9.625%, 10/01/12                       B2               1,719
       350   MDP Acquisitions PLC,
               Subordinated Notes,
               15.50%, 10/01/13 (i)                          B3                 406
       550   Owens-Brockway
               Glass Container, Inc.,
               Senior Notes, 8.25%, 05/15/13                 B2                 590
       350   Owens-Brockway Glass
               Container, Inc., Senior Secured
               Notes, 7.75%, 05/15/11                        B1                 375
       175   Owens-Brockway
               Glass Container, Inc.,
               Senior Secured Notes,
               8.75%, 11/15/12                               B1                 195
     2,000   Owens-Brockway Glass
               Container, Inc., Senior Secured
               Notes, 8.875%, 02/15/09                       B1               2,185
     1,700   Plastipak Holdings, Inc.,
               Senior Notes, 10.75%, 09/01/11                B3               1,887
     1,600   Potlatch Corporation,
               Senior Subordinated Notes,
               10%, 07/15/11                                 Ba1              1,792
       375   Silgan Holdings, Inc.,
               Senior Subordinated Notes,
               6.75%, 11/15/13 (g)                           B1                 375
       550   Smurfit Capital, Guaranteed Notes,
               6.75%, 11/20/05                               Ba3                569
       100   Stone Container Corporation,
               Senior Notes, 9.75%, 02/01/11                 B2                 110

                     The accompanying notes are an integral
                       part of these financial statements.

                                                           MOODY'S
PRINCIPAL                                                   RATING        VALUE
AMOUNT/UNITS                                             (UNAUDITED)   (NOTE 1(a))
-----------------------------------------------------------------------------------
CORPORATE DEBT SECURITIES -- CONTINUED

$      350   Stone Container Finance
               Company of Canada, Senior
               Notes, 11.50%, 08/15/06 (g)                   B2        $        371
       775   Tekni-Plex, Inc., Senior Notes,
               8.75%, 11/15/13 (g)                           B2                 806
                                                                       ------------
                                                                             26,761
                                                                       ------------

DIVERSIFIED/CONGLOMERATE MANUFACTURING -- 4.02%
       875   Actuant Financial Corporation,
               Senior Subordinated Notes,
               13%, 05/01/09                                 B2               1,138
       275   AGCO Corporation, Senior Notes,
               9.50%, 05/01/08                               Ba3                300
       650   Case New Holland, Inc., Senior
               Notes, 9.25%, 08/01/11 (g)                    Ba3                728
       500   Columbus McKinnon Corporation,
               Senior Subordinated Notes,
               8.50%, 04/01/08                               Caa1               468
       600   General Cable Corporation,
               Senior Notes, 9.50%, 11/15/10 (g)             B2                 641
       550   Manitowoc, Incorporated,
               Senior Notes, 7.125%, 11/01/13                B1                 567
     1,150   National Waterworks, Inc.,
               Senior Subordinated Notes,
               10.50%, 12/01/12                              B3               1,285
     1,350   Rexnord Corp., Senior Subordinated
               Notes, 10.125%, 12/15/12                      B3               1,485
     1,550   Trimas Corp., Senior Subordinated
               Notes, 9.875%, 06/15/12                       B3               1,620
                                                                       ------------
                                                                              8,232
                                                                       ------------

DIVERSIFIED/CONGLOMERATE SERVICE -- 1.86%
       975   Brand Services, Inc., Senior
               Subordinated Notes,
               12%, 10/15/12                                 B3               1,126
     1,225   Brickman Group LTD, Senior
               Subordinated Notes,
               11.75%, 12/15/09                              B2               1,427
     1,150   Coinmach Corporation, Senior
               Notes, 9%, 02/01/10                           B2               1,248
                                                                       ------------
                                                                              3,801
                                                                       ------------

ECOLOGICAL -- 2.23%
       550   Allied Waste North America, Inc.,
               Senior Secured Notes,
               7.875%, 04/15/13                              Ba3                595
$    1,225   Casella Waste Systems, Inc.,
               Senior Subordinated
               Notes, 9.75%, 02/01/13                        B3        $      1,372
       825   IESI Corporation, Senior
               Subordinated Notes,
               10.25%, 06/15/12                              B3                 916
     1,550   Synagro Technologies, Inc.,
               Senior Subordinated
               Notes, 9.50%, 04/01/09                        B3               1,693
                                                                       ------------
                                                                              4,576
                                                                       ------------

ELECTRONICS -- 3.84%
       325   AMI Semiconductor, Inc., Senior
               Subordinated Notes,
               10.75%, 02/01/13                              B3                 387
       825   Amkor Technology, Inc.,
               Senior Notes,
               7.75%, 05/15/13                               B1                 883
       825   Avaya Inc., Senior Secured Notes,
               11.125%, 04/01/09                             B2                 957
       750   Chippac International Ltd.,
               Senior Subordinated Notes,
               Series B, 12.75%, 08/01/09                    B3                 827
       875   Fairchild Semiconductor Corp.,
               Senior Subordinated Notes,
               10.50%, 02/01/09                              B2                 976
       375   Lucent Technologies, Inc.,
               Senior Notes, 5.50%, 11/15/08                 Caa1               347
     1,350   ON Semiconductor Corporation,
               Senior Secured Notes,
               12%, 03/15/10                                 B3               1,606
       575   ON Semiconductor Corporation,
               Senior Secured Notes,
               13%, 05/15/08                                 Caa1               667
       600   Sanmina Scientific Corporation,
               Senior Secured Notes,
               10.375%, 01/15/10                             Ba2                702
       250   Stratus Technologies, Inc., Senior
               Notes, 10.375%, 12/01/08 (g)                  B3                 265
       225   Telex Communications, Inc.,
               Senior Notes, 11.50%, 10/15/08 (g)            B3                 239
                                                                       ------------
                                                                              7,856
                                                                       ------------

FINANCE --  4.06%
     2,500   Ford Motor Credit Company,
               Senior Notes, 7.375%, 02/01/11                A3               2,711

                     The accompanying notes are an integral
                       part of these financial statements.

                                                           MOODY'S
PRINCIPAL                                                   RATING        VALUE
AMOUNT/UNITS                                             (UNAUDITED)   (NOTE 1(a))
-----------------------------------------------------------------------------------
CORPORATE DEBT SECURITIES -- CONTINUED

$    2,500   General Motors Acceptance
               Corporation, Senior Notes,
               6.875%, 09/15/11                              A3        $      2,691
     2,500   Sprint Capital Corporation,
               Senior Notes, 8.375%, 03/15/12                Baa3             2,912
                                                                       ------------
                                                                              8,314
                                                                       ------------

FURNISHINGS, HOUSEWARES, DURABLE CONSUMER PRODUCTS -- .32%
       625   Sealy Mattress Company,
               Senior Subordinated Notes,
               9.875%, 12/15/07                              B3                 648
                                                                       ------------

FARMING AND AGRICULTURE -- .33%
       650   United Agri Products, Inc., Senior
               Notes, 8.25%, 12/15/11 (g)                    B3                 668
                                                                       ------------

GROCERY STORES -- .83%
       500   Couche-Tard, Inc., Senior
               Subordinated Notes,
               7.50%, 12/15/13 (g)                           Ba3                526
     1,125   The Pantry Inc., Senior
               Subordinated Notes,
               10.25%, 10/15/07                              B3               1,167
                                                                       ------------
                                                                              1,693
                                                                       ------------

HEALTHCARE, EDUCATION AND CHILDCARE -- 6.27%
       825   Alliance Imaging, Inc., Senior
               Subordinated Notes,
               10.375%, 04/15/11                             B3                 870
       825   Alpharma, Inc., Senior Notes,
               8.625%, 05/01/11 (g)                          B3                 837
       900   Ameripath, Inc. Senior Subordinated
               Notes, 10.50%, 04/01/13                       B3                 972
       200   AmerisourceBergen Corporation,
               Senior Notes, 8.125%, 09/01/08                Ba3                226
       700   Biovail Corporation, Senior
               Subordinated Notes,
               7.875%, 04/01/10                              B2                 711
       675   Concentra Operating Corporation,
               Senior Subordinated Notes,
               9.50%, 08/15/10                               B3                 731
       750   Concentra Operating Corporation,
               Senior Subordinated Notes,
               9.50%, 08/15/10 (g)                           B3                 812
$      550   Concentra Operating Corporation,
               Senior Subordinated Notes,
               13%, 08/15/09                                 B3        $        613
       391   Fisher Scientific International Inc.,
               Senior Subordinated Notes,
               8.125%, 05/01/12                              B2                 419
       575   Fresenius Medical Care Capital
               Trust IV, 7.875%, 06/15/11                    Ba2                615
       875   Genesis Healthcare Corporation,
               Senior Subordinated Notes,
               8%, 10/15/13 (g)                              B3                 906
       675   InSight Health Services Corp.,
               Senior Subordinated Notes,
               9.875%, 11/01/11                              B3                 722
     1,000   Omnicare, Inc., Senior Subordinated
               Notes, 8.125%, 03/15/11                       Ba2              1,095
       750   Quintiles Transnational Corporation,
               Senior Subordinated Notes,
               10%, 10/01/13 (g)                             B3                 810
       400   Tenet Healthcare Corporation,
               Senior Notes, 6.50%, 06/01/12                 B1                 383
     1,150   Tenet Healthcare Corporation,
               Senior Notes, 7.375%, 02/01/13                B1               1,153
       875   Vicar Operating, Inc., Senior
               Subordinated Notes,
               9.875%, 12/01/09                              B3                 967
                                                                       ------------
                                                                             12,842
                                                                       ------------

HOTELS, MOTELS, INNS AND GAMING -- 10.64%
       975   Ameristar Casinos, Inc.,
               Senior Subordinated Notes,
               10.75%, 02/15/09                              B2               1,121
     1,125   Argosy Gaming Company,
               Senior Subordinated Notes,
               10.75%, 06/01/09                              B2               1,216
       800   Chukansi Economic Development,
               Senior Notes,
               14.50%, 06/15/09 (g)                          (e)                960
       575   Coast Hotels and Casinos, Inc.,
               Senior Subordinated Notes,
               9.50%, 04/01/09                               B2                 607
     1,675   Courtyard Marriott II Ltd., Senior
               Secured Notes, 10.75%, 02/01/08               B2               1,683
        50   Extended Stay America, Inc., Senior
               Subordinated Notes,
               9.875%, 06/15/11                              B2                  56

                     The accompanying notes are an integral
                       part of these financial statements.

                                                           MOODY'S
PRINCIPAL                                                   RATING        VALUE
AMOUNT/UNITS                                             (UNAUDITED)   (NOTE 1(a))
-----------------------------------------------------------------------------------
CORPORATE DEBT SECURITIES -- CONTINUED

$      550   Horseshoe Gaming Holding Corp.,
               Senior Subordinated Notes,
               8.625%, 05/15/09                              B2        $        582
       740   Host Marriott LP, Senior Notes,
               Series I, 9.50%, 01/15/07                     Ba3                827
       600   Isle of Capri Casinos, Inc.,
               Senior Subordinated Notes,
               8.75%, 04/15/09                               B2                 630
     1,475   John Q. Hammons Hotels, LP,
               First Mortgage Notes,
               8.875%, 05/15/12                              B2               1,611
       775   La Quinta Properties, Inc., Senior
               Notes, 8.875%, 03/15/11                       Ba3                854
     1,125   Majestic Star Casino, LLC,
               Senior Notes, 9.50%, 10/15/10 (g)             B2               1,153
     1,500   MGM Grand, Inc., Senior Notes,
               6.875%, 02/06/08                              Ba1              1,590
     1,100   Mohegan Tribal Gaming Authority,
               Senior Subordinated Notes,
               8%, 04/01/12                                  Ba3              1,188
       425   Old Evangeline Downs, LLC,
               Senior Secured Notes,
               13%, 03/01/10                                 (e)                455
     1,000   Park Place Entertainment
               Corp., Senior
               Subordinated Notes,
               9.375%, 02/15/07                              Ba2              1,132
     1,225   Penn National Gaming, Inc.,
               Senior Subordinated Notes,
               11.125%, 03/01/08                             B3               1,380
     1,350   Pinnacle Entertainment, Inc.,
               Senior Subordinated Notes,
               9.25%, 02/15/07                               Caa1             1,394
        75   Resorts International Hotel and
               Casino, Inc., Senior Secured Notes,
               11.50%, 03/15/09                              B2                  82
     1,200   Station Casinos, Inc.,
               Senior Subordinated Notes,
               9.875%, 07/01/10                              B2               1,320
       575   Trump Casino Holdings, LLC,
               Senior Notes,
               11.625%, 03/15/10                             B3                 555
     1,200   Venetian Casino Resort, LLC, 2nd
               Mortgage Notes, 11%, 06/15/10                 B3               1,392
                                                                       ------------
                                                                             21,788
                                                                       ------------

INSURANCE -- .58%
$    1,125   Willis Corroon Corporation,
               Senior Subordinated Notes,
               9%, 02/01/09                                  Ba2       $      1,181
                                                                       ------------

LEISURE, AMUSEMENT AND ENTERTAINMENT -- 4.20%
       750   AMF Bowling Worldwide, Inc.
               Senior Subordinated Notes,
               13%, 09/01/08                                 B3                 848
       650   Bally Total Fitness Holding
               Corporation, Senior Notes,
               10.50%, 07/15/11 (g)                          B2                 653
       675   Equinox Holdings, Inc., Senior
               Notes, 9%, 12/15/09 (g)                       B3                 702
       975   The Hockey Company, Senior
               Secured Note Units,
               11.25%, 04/15/09                              B2               1,116
       100   Six Flags Inc., Senior Notes,
               8.875%, 02/01/10                              B2                 103
     1,100   Six Flags Inc., Senior Notes,
               9.50%, 02/01/09                               B2               1,149
       200   Six Flags Inc., Senior Notes,
               9.625%, 06/1/14 (g)                           B2                 209
     1,400   Six Flags Inc., Senior Notes,
               9.75%, 04/15/13                               B2               1,470
       800   Town Sports International, Inc.,
               Senior Notes, 9.625%, 04/15/11                B2                 856
       550   Universal City Development
               Partners, Ltd., Senior Notes,
               11.75%, 04/01/10 (g)                          B2                 646
       825   Worldspan, L.P., Senior Notes,
               9.625%, 06/15/11 (g)                          B2                 847
                                                                       ------------
                                                                              8,599
                                                                       ------------

MINING, STEEL, IRON AND NON-PRECIOUS METALS -- 10.52%
       750   Arch Western Finance LLC,
               Senior Notes,
               6.75%, 07/01/13 (g)                           Ba2                769
     2,230   Century Aluminum Company,
               1st Mortgage Notes,
               11.75%, 04/15/08                              B1               2,486
       850   CSN Islands VIII Corporation,
               Senior Notes,
               9.75%, 12/16/13 (g)                           B1                 850
     2,675   Earle M. Jorgensen Company,
               Senior Secured Notes,
               9.75%, 06/01/12                               B2               2,983

                     The accompanying notes are an integral
                       part of these financial statements.

                                                           MOODY'S
PRINCIPAL                                                   RATING        VALUE
AMOUNT/UNITS                                             (UNAUDITED)   (NOTE 1(a))
-----------------------------------------------------------------------------------
CORPORATE DEBT SECURITIES -- CONTINUED

$      700   Euramax Internanational, Inc.,
               Senior Subordinated Notes,
               8.50%, 08/15/11 (g)                           B2        $        746
     1,750   Gerdau Ameristeel Corporation,
               Senior Notes,
               10.375%, 07/15/11 (g)                         B2               1,969
       150   Intermet Corporation, Senior Notes,
               9.75%, 06/15/09                               B2                 155
     1,175   IPSCO Inc., Senior Notes,
               8.75%, 06/01/13                               Ba3              1,304
       150   Joy Global Inc., Senior Subordinated
               Notes, 8.75%, 03/15/12                        B2                 167
       725   Luscar Coal Ltd., Senior Notes,
               9.75%, 10/15/11                               Ba3                819
       500   Neenah Foundry Company,
               Senior Notes, 11%, 09/30/10                   B2                 550
       575   Neenah Foundry Company,
               Senior Subordinated Notes,
               13%, 09/30/13 (g)                             (e)                586
     2,000   Peabody Energy Corporation,
               Senior Notes, 6.875%, 03/15/13                Ba3              2,110
     2,400   Russell Metals, Inc., Units,
               Senior Notes, 10%, 06/01/09                   B1               2,556
     1,530   Steel Dynamics, Inc., Senior Notes,
               9.50%, 03/15/09                               B1               1,706
     1,200   United States Steel Corporation,
               Senior Notes, 9.75%, 05/15/10                 B1               1,362
     1,100   Weirton Steel Corporation,
               Senior Secured Notes,
               10%, 04/01/08 (a)(b)                          (e)                418
                                                                       ------------
                                                                             21,536
                                                                       ------------

OIL AND GAS -- 9.18%
     1,675   AmeriGas Partners, L.P.,
               Senior Notes, 8.875%, 05/20/11                B2               1,843
       225   ANR Pipeline Company, Senior
               Notes, 8.875%, 03/15/10                       B1                 253
       875   Chesapeake Energy Corporation,
               Senior Notes, 9%, 08/15/12                    Ba3              1,008
     1,050   Compagnie Generale de
               Geophysique (CGG), Senior
               Notes, 10.625%, 11/15/07                      Ba3              1,118
       650   Dresser, Inc., Senior Notes,
               9.375%, 04/15/11                              B2                 707
     2,600   El Paso Corporation, Senior Notes,
               7.75%, 01/15/32                               Caa1             2,210
$      575   El Paso Corporation, Senior Notes,
               7.80%, 08/1/31                                Caa1      $        489
       125   El Paso Corporation, Senior Notes,
               8.05%, 10/15/30                               Caa1               109
       150   Encore Acquisition Company,
               Senior Subordinated Notes,
               8.375%, 06/15/12                              B2                 163
     1,725   Ferrellgas Partners LP, Senior Notes,
               8.75%, 06/15/12                               B2               1,897
       880   Magnum Hunter Resources, Inc.,
               Senior Notes, 9.60%, 03/15/12                 B2                 999
       750   North American Energy Partners,
               Senior Notes, 8.75%, 12/1/11 (g)              B2                 789
       200   Northwest Pipeline Corporation,
               Senior Notes, 8.125%, 03/01/10                B1                 224
       925   Petroleum Helicopters, Inc.,
               Senior Notes, 9.375%, 05/1/09                 B1                 980
       375   Southern Natural Gas Company,
               Senior Notes, 8.875%, 03/15/10                B1                 421
       825   Stone Energy Corporation,
               Senior Subordinated Notes,
               8.25%, 12/15/11                               B2                 897
       350   Swift Energy Company, Senior
               Subordinated Notes,
               10.25%, 08/01/09                              B3                 380
     1,000   Tom Brown, Inc., Units, Senior
               Subordinated Notes,
               7.25%, 09/15/13                               Ba3              1,057
       925   Universal Compression, Inc., Senior
               Notes, 7.25%, 05/15/10                        B1                 962
       275   Westport Resources Corporation,
               Senior Subordinated
               Notes, 8.25%, 11/01/11                        Ba3                303
       350   Williams Companies, Inc.,
               Senior Notes, 7.625%, 07/15/19                B3                 366
       300   Williams Companies, Inc.,
               Senior Notes, 7.75%, 06/15/31                 B3                 311
       300   Williams Companies, Inc.,
               Senior Notes, 8.125%, 03/15/12                B3                 336
       850   Williams Companies, Inc.,
               Senior Notes, 8.625%, 06/1/10                 B3                 963
                                                                       ------------
                                                                             18,785
                                                                       ------------

PERSONAL, FOOD AND MISCELLANEOUS SERVICES -- .54%
       850   O'Charleys, Inc., Senior
               Subordinated Notes,
               9%, 11/1/13 (g)                               Ba3                854

                     The accompanying notes are an integral
                       part of these financial statements.

                                                           MOODY'S
PRINCIPAL                                                   RATING        VALUE
AMOUNT/UNITS                                             (UNAUDITED)   (NOTE 1(a))
-----------------------------------------------------------------------------------
CORPORATE DEBT SECURITIES -- CONTINUED

$      250   Perkins Family Restaurants, L.P.,
               Senior Notes, 10.125%, 12/15/07               B1        $        254
                                                                       ------------
                                                                              1,108
                                                                       ------------

PERSONAL NON-DURABLE CONSUMER PRODUCTS -- 3.82%
       675   American Achievement Corporation,
               Senior Notes, 11.625%, 01/01/07               B1                 756
     1,250   American Safety Razor Company,
               Senior Notes, 9.875%, 08/01/05                B3               1,238
       650   Chattem, Inc., Senior Subordinated
               Notes, 8.875%, 04/1/08                        B2                 668
       575   Commemorative Brands, Inc.,
               Senior Subordinated Notes,
               11%, 01/15/07                                 Caa1               586
     2,125   Jostens, Inc., Senior Subordinated
               Notes, 12.75%, 05/01/10                       B3               2,444
     1,675   Rayovac Corporation, Senior
               Subordinated Notes,
               8.50%, 10/01/13                               B3               1,746
       350   Salton, Inc., Senior Subordinated
               Notes, 12.25%, 04/15/08                       B3                 382
                                                                       ------------
                                                                              7,820
                                                                       ------------

PERSONAL TRANSPORTATION -- 1.56%
     1,075   Laidlaw International, Incorporated,
               Senior Notes,10.75%, 06/15/11 (g)             B2               1,209
       950   Northwest Airlines, Inc., Senior
               Notes, 8.875%, 06/01/06                       Caa1               865
       975   TravelCenters of America, Inc.,
               Senior Subordinated Notes,
               12.75%, 05/01/09                              B3               1,126
                                                                       ------------
                                                                              3,200
                                                                       ------------

PRINTING AND PUBLISHING -- 11.66%
       100   Advanstar Communications, Inc.,
               Senior Notes, 10.75%,
               08/15/10 (g)                                  B3                 108
       325   Advanstar Communications, Inc.,
               Senior Subordinated Notes,
               12%, 02/15/11                                 Caa2               342
       500   American Media Operations, Inc.,
               Senior Subordinated Notes,
               10.25%, 05/01/09                              B2                 535
       925   CanWest Media, Inc.,
               Senior Subordinated Notes,
               10.625%, 05/15/11                             B2               1,055
$      150   CBD Media LLC, Senior
               Subordinated Notes,
               8.625%, 06/01/11 (g)                          B3        $        164
       575   Dex Media East LLC,
               Senior Notes, 9.875%, 11/15/09                B2                 656
     1,750   Dex Media East, LLC, Senior
               Subordinated Notes,
               12.125%, 11/15/12                             B3               2,161
       300   Dex Media, Inc., Senior Notes,
               8%, 11/15/13 (g)                              Caa1               317
       950   Dex Media, Inc., Senior Discount
               Notes, 9%, 11/15/13 (g)(h)                    Caa1               667
       800   Dex Media West LLC, Senior Notes,
               8.50%, 08/15/10 (g)                           B2                 890
     1,475   Dex Media West LLC, Senior Notes,
               9.875%, 08/15/13 (g)                          B3               1,715
     2,245   R.H. Donnelley Inc.,
               Senior Subordinated Notes,
               10.875%, 12/15/12 (g)                         B2               2,666
       525   Hollinger International Publishing,
               Inc., Senior Notes, 9%, 12/15/10              B2                 557
       950   Hollinger Participation Trust,
               Senior Notes, 12.125%,
               11/15/10 (g)(i)                               B3               1,135
     1,050   Houghton Mifflin Company,
               Senior Subordinated Notes,
               9.875%, 02/01/13                              B3               1,155
       925   Liberty Group Operating, Inc.,
               Senior Subordinated Notes,
               9.375%, 02/01/08                              Caa1               934
     1,610   Mail-Well I Corp., Senior Notes,
               9.625%, 03/15/12                              B1               1,787
       625   Primedia, Inc., Senior Notes,
               7.625%, 04/1/08                               B3                 633
     1,525   Transwestern Publishing
               Company, L.C.C.,
               Senior Subordinated Notes,
               9.625%, 11/15/07                              B2               1,578
     2,050   Vertis, Inc., Senior Secured Notes,
               9.75%, 04/01/09                               B2                2224
       325   Vertis, Inc., Senior Secured Notes,
               13.50%, 12/7/09 (g)                           Caa1               319
     2,150   Von Hoffman Corp., Senior Notes,
               10.25%, 03/15/09                              B2               2,279
                                                                       ------------
                                                                             23,877
                                                                       ------------

                     The accompanying notes are an integral
                       part of these financial statements.

                                                           MOODY'S
PRINCIPAL                                                   RATING        VALUE
AMOUNT/UNITS                                             (UNAUDITED)   (NOTE 1(a))
-----------------------------------------------------------------------------------
CORPORATE DEBT SECURITIES -- CONTINUED

RETAIL STORES -- 1.12%
$      950   Barneys, Incorporated,
               Senior Notes, 9%, 04/01/08                    B3        $        912
       575   Dillard's Inc., Senior Notes,
               6.875%, 06/01/05                              B2                 592
       275   Dollar Financial Group, Inc.,
               Senior Notes,
               9.75%, 11/15/11 (g)                           B3                 285
       225   J.Crew Intermediate, LLC,
               Senior Discount Notes,
               16%, 05/15/08 (h)                             (e)                181
       325   J. Crew Operating Corporation,
               Senior Subordinated Notes,
               10.375%, 10/15/07                             Caa3               335
                                                                       ------------
                                                                              2,305
                                                                       ------------

TELECOMMUNICATIONS -- 13.79%
     1,225   ACC Escrow Corp.,
               Senior Notes, 10%, 08/01/11 (g)               B2               1,360
     1,247   Alamosa (Delaware) Inc.,
               Senior Notes, 11%, 07/31/10                   Caa2             1,347
     1,050   Alaska Communications System
               Holdings, Inc.,Senior Notes,
               9.875%, 08/15/11 (g)                          B2               1,103
       350   Centennial Cellular Operating
               Company, L.L.C., Senior Notes,
               10.125%, 06/15/13                             Caa1               385
       800   Cincinnati Bell, Inc.,
               Senior Subordinated Notes,
               8.375%, 01/15/14 (g)                          B3                 864
     1,050   Dobson Communications
               Corporation, Senior Notes,
               10.875%, 07/01/10                             B3               1,142
     1,675   Eircom Funding, plc,
               Senior Subordinated Notes,
               8.25%, 08/15/13                               B1               1,834
       875   IPC Acquisition Corporation,
               Senior Subordinated Notes,
               11.50%, 12/15/09                              B3                 958
       900   LCI International, Inc., Senior Notes,
               7.25%, 06/15/07                               Caa1               882
       625   Level 3 Communications, Inc.,
               Senior Notes, 9.125%, 05/01/08                Caa2               572
     1,400   Nextel Communications, Inc.,
               Senior Notes, 6.875%, 10/31/13                B2               1,470
$    2,600   NEXTEL Communications, Inc.,
               Senior Notes, 7.375%, 08/1/15                 B2        $      2,795
     1,750   NEXTEL Communications, Inc.,
               Senior Serial Notes,
               9.50%, 02/01/11                               B2               1,982
     1,975   Pegasus Satellite
               Communications, Inc.,
               Senior Notes,
               11.25%, 01/15/10 (g)                          Ca               1,817
       900   Pegasus Satellite
               Communications, Inc., Senior
               Notes, 12.375%, 08/01/06                      Ca                 841
       150   Pegasus Satellite
               Communications, Inc., Senior
               Notes, 12.50%, 08/01/07                       Ca                 140
       175   Pegasus Satellite
               Communications, Inc., Senior
               Subordinated Discount Notes,
               13.50%, 03/01/07 (h)                          C                  149
       975   Qwest Corporation, Senior Notes,
               9.125%, 03/15/12 (g)                          Ba3              1,116
     1,872   Qwest Services Corp., Senior
               Subordinated Notes,
               13.50%, 12/15/10 (g)                          (e)              2,274
       775   Rogers Wireless Inc., Senior
               Secured Notes, 9.375%, 06/01/08               Ba3                810
       525   Rogers Wireless Inc.,
               Senior Secured Notes,
               9.625%, 05/01/11                              Ba3                623
       450   Rogers Wireless Inc.,
               Senior Subordinated Notes,
               8.80%, 10/01/07                               B2                 462
       200   TSI Telecommunications Services,
               Inc., Senior Subordinated Notes,
               12.75%, 02/01/09                              B3                 220
     1,275   US Unwired, Inc., Senior
               Subordinated Discount Notes,
               13.375%, 11/01/09 (h)                         Caa2               924
       390   US West Capital Funding Inc.,
               Notes, 6.375%, 07/15/08                       Caa2               387
     1,675   Western Wireless Corporation,
               Senior Notes, 9.25%, 07/15/13                 Caa1             1,767
                                                                       ------------
                                                                             28,224
                                                                       ------------

TEXTILES AND LEATHER -- .44%
       475   Anvil Knitwear, Incorporated,
               Senior Notes, 10.875%, 03/15/07               (e)                309

                     The accompanying notes are an integral
                       part of these financial statements.

                                                           MOODY'S
PRINCIPAL                                                   RATING        VALUE
AMOUNT/UNITS                                             (UNAUDITED)   (NOTE 1(a))
-----------------------------------------------------------------------------------
$      900   Avondale Mills, Inc.,
               Senior Subordinated
               Notes, 10.25%, 07/01/13                       B3        $        594
                                                                       ------------
                                                                                903
                                                                       ------------

UTILITIES -- 13.85%
       700   The AES Corporation,
               Senior Notes,
               8.875%, 02/15/11                              B3                 763
       725   The AES Corporation,
               Senior Notes,
               9.375%, 09/15/10                              B3                 804
     1,550   The AES Corporation,
               Senior Secured,
               9%, 05/15/15 (g)                              B2               1,752
     1,600   Allegeny Energy Supply
               Company, LLC,
               Senior Notes, 7.80%, 03/15/11                 B3               1,506
     1,200   Allegeny Energy Supply
               Company, LLC, Senior Notes,
               8.75%, 04/15/12 (g)                           B3               1,151
        25   Aquila, Inc., Senior Notes,
               14.875%, 07/01/12                             Caa1                34
     1,125   Calpine Corporation, Senior Notes,
               8.50%, 02/15/11                               Caa1               886
       925   Calpine Corporation, Senior Notes,
               8.50% 07/15/10 (g)                            (e)                897
       875   Calpine Corporation, Senior Notes,
               9.875%, 12/01/11 (g)                          (e)                895
       125   CMS Energy Corporation, Senior
               Notes, 8.50%, 04/15/11                        B3                 135
       250   Dynegy Holdings, Inc., Senior
               Notes, 7.625%, 10/15/26                       Caa2               214
       425   Dynegy Holdings, Inc., Senior
               Notes, 8.75%, 02/15/12                        Caa2               427
     2,500   Dynegy Holdings, Inc., Senior
               Notes, 10.125%, 07/15/13 (g)                  B3               2,881
       950   Edison Mission Energy, Senior
               Notes, 9.875%, 04/15/11                       B2                 992
       125   Edison Mission Energy, Senior
               Notes, 10%, 08/15/08                          B2                 131
     2,500   FirstEnergy Corporation, Senior
               Notes, 6.45%, 11/15/11                        Baa2             2,584
     1,225   Illinois Power Company, Senior
               Secured 1st Mortgage Bonds,
               11.50%, 12/15/10                              B3               1,482
$      675   Massey Energy Company, Senior
               Notes, 6.625%, 11/15/10 (g)                   Ba3       $        695
       200   NGC Corporation, Senior Notes,
               7.125%, 05/15/18                              Caa2               171
     1,075   NRG Energy, Inc., Senior Notes,
               8%, 12/15/13                                  B2               1,130
     1,650   Orion Power Holdings, Inc.,
               Senior Notes, 12%, 05/01/10                   B2               2,030
     1,075   PSEG Energy Holdings, L.L.C.,
               Senior Notes, 8.50%, 06/15/11                 Ba3              1,192
       175   PSEG Energy Holdings, L.L.C.,
               Senior Notes, 10%, 10/01/09                   Ba3                205
        50   Reliant Resources, Inc., Senior
               Secured Notes,
               9.25%, 07/15/10 (g)                           B1                  54
     1,575   Reliant Resources, Inc., Senior
               Secured Notes,
               9.50%, 07/15/13 (g)                           B1               1,685
       414   South Point Energy Center, LLC,
               Senior Secured,
               8.40%, 05/30/12 (g)                           B2                 396
     1,450   South Point Energy Center, LLC,
               Senior Secured,
               9.825%, 05/30/19 (g)                          B2               1,334
     1,375   TNP Enterprises, Inc., Senior
               Subordinated Notes,
               10.25%, 04/01/10                              Ba3              1,499
        75   Utilicorp Canada Financial
               Corp., Senior Notes,
               7.625%, 11/15/09                              Caa1                74
       375   Utilicorp Canada Financial
               Corp., Senior Notes,
               7.75%, 6/15/11                                Caa1               362
                                                                       ------------
                                                                             28,361
                                                                       ------------

             TOTAL CORPORATE DEBT SECURITIES
               (Total cost of $304,417)                                     317,830
                                                                       ------------

SHARES
-----------------------------------------------------------------------------------
PREFERRED STOCK -- 3.73% (d)

BANKING -- 0.00%
    57,935   WestFed Holdings, Inc.,
               Cumulative, Series A, Preferred
               Stock, 15.50% (a)(c)(f)                       (e)                 --
                                                                       ------------

                     The accompanying notes are an integral
                       part of these financial statements.

                                                           MOODY'S
PRINCIPAL                                                   RATING        VALUE
AMOUNT/UNITS                                             (UNAUDITED)   (NOTE 1(a))
-----------------------------------------------------------------------------------
PREFERRED STOCK -- CONTINUED

BROADCASTING AND ENTERTAINMENT -- 2.36%
     2,825   CSC Holdings, Inc., Series H,
               Preferred Stock, 11.75% (f)                   B2        $        297
    43,300   CSC Holdings, Inc., Series M,
               Preferred Stock, 11.125% (f)                  B2               4,546
                                                                       ------------
                                                                              4,843
                                                                       ------------

CHEMICALS, PLASTICS AND RUBBER -- .91%
     2,725   Hercules Trust II, Preferred Stock
               Unit, 6.50%.                                  Ba3              1,857
                                                                       ------------

MINING, STEEL, IRON, NON-PRECIOUS METALS -- .01%
    18,000   Weirton Steel Corp., Series C
               Preferred Stock (a)(f)                        (e)                 16
                                                                       ------------

TELECOMMUNICATIONS -- .45%
     1,150   Alamosa Holdings, Inc.,
               Cumulative Preferred Stock,
               Series B, 7.50%                               (e)                368
       200   Dobson Communications
               Corporation, Senior Exchangeable
               Preferred Stock, 12.25%                       (e)                213
       325   Dobson Communications
               Corporation, Senior Exchangeable
               Preferred Stock, 12.25%                       Caa2               345
                                                                       ------------
                                                                                926
                                                                       ------------

             TOTAL PREFERRED STOCK
               (Total cost of $11,405)                                        7,642
                                                                       ------------

COMMON STOCK AND WARRANTS -- 0.00% (d)

       950   Barneys, Inc., warrants
               exp. 2/1/08 (f)(g)                                                --
     4,780   Mediq Inc.
               Common Stock (a)(c)(f)                                            --
    27,474  WestFed Holdings, Inc.,
               Common Stock (a)(c)(f)                                            --
    10,052   WKI Holdings Common Stock
               Common Stock (c)(f)                                               --
                                                                       ------------
             TOTAL COMMON STOCK
               (Total cost of $4,890)                                            --
                                                                       ------------

SHORT-TERM INVESTMENTS -- 5.13% (d)

$    5,000  Alpine Securitization Corp.,
               Commercial Paper, Due 01/12/04,
               Discount of 1.09%                             P-1       $      4,998
       500   Atlantic Asset Securitization Corp.,
               Commercial Paper, Due 01/05/04,
               Discount of 1.09%                             P-1                500
     5,000   Preferred Receivables Funding Corp.,
               Commercial Paper, Due 01/09/04,
               Discount of 1.08%                             P-1              4,999
                                                                       ------------
             TOTAL SHORT-TERM INVESTMENTS
               (Total cost of $10,497)                                       10,497
                                                                       ------------
             TOTAL INVESTMENTS
               (Total cost of $331,209)                                $    335,969
                                                                       ============

(a) Denotes issuer is in bankruptcy proceedings.

(b) Non-income producing security which is on non-accrual and/or has defaulted on interest payments.

(c) Security is valued at fair value using methods determined by the Board of Directors. The total value of these securities at December 31, 2003 was $0.

(d) Percentages indicated are based on total net assets to common shareholders of $204,705.

(e) Not rated.

(f) Non-income producing.

(g) Securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers in transactions exempt from registration. See Note 1(a) of the Notes to Financial Statements for vaulation policy. Total market value of Rule 144A securities amounted to $73,935 as of December 31, 2003.

(h) Securities are step interest bonds. Interest on these bonds accrue based on the effective interest rate.

(i) Security is a Pay-in-Kind bond. Income on this bond accrues based upon the effective interest rate.

                     The accompanying notes are an integral
                       part of these financial statements.

                     The New America High Income Fund, Inc.

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2003

ASSETS: (Dollars in thousands, except per share amounts)
INVESTMENTS IN SECURITIES, at value (Identified
  cost of $331,209 see Schedule of Investments
   and Notes 1 and 2)                                               $    335,969
RECEIVABLES:
  Investment securities sold                                                 356
  Interest and dividends                                                   7,559
PREPAID EXPENSES                                                              29
                                                                    ------------
    Total assets                                                    $    343,913
                                                                    ------------
LIABILITIES:
PAYABLES:
  Investment securities purchased                                   $      1,375
  Dividend on common stock                                                 1,826
  Dividend on preferred stock                                                 55
  Swap settlement payable                                                    287
INTEREST RATE SWAP, at fair value (Note 6)                                 5,340
ACCRUED EXPENSES (Note 3)                                                    261
OTHER PAYABLE                                                                 64
                                                                    ------------
    Total liabilities                                               $      9,208
                                                                    ------------
AUCTION TERM PREFERRED STOCK:
  $1.00 par value, 1,000,000 shares authorized,
    5,200 shares issued and outstanding,
    liquidation preference of $25,000 per share
    (Notes 4 and 5)                                                 $    130,000
                                                                    ------------
NET ASSETS                                                          $    204,705
                                                                    ============
REPRESENTED BY:
COMMON STOCK:
  $0.01 par value, 200,000,000 shares authorized,
    93,528,394 shares issued and outstanding                        $        935
CAPITAL IN EXCESS OF PAR VALUE                                           380,989
UNDISTRIBUTED NET INVESTMENT INCOME
  (Note 2)                                                                   570
ACCUMULATED NET REALIZED LOSS FROM
  SECURITIES TRANSACTIONS (Note 2)                                      (177,209)
NET UNREALIZED DEPRECIATION ON
  INVESTMENTS AND INTEREST RATE SWAPS                                       (580)
                                                                    ------------
  NET ASSETS APPLICABLE TO COMMON STOCK
    (Equivalent to $2.19 per share, based on
    93,528,394 shares outstanding)                                  $    204,705
                                                                    ============

STATEMENT OF OPERATIONS
FOR THE PERIOD ENDED
DECEMBER 31, 2003

INVESTMENT INCOME: (Note 1) (Dollars in thousands)
  Interest income                                                   $     23,593
  Other income                                                               178
  Dividend income                                                            163
                                                                    ------------
    Total investment income                                         $     23,934
                                                                    ------------
EXPENSES:
Cost of leverage:
  Preferred and auction fees (Note 5)                               $        268
                                                                    ------------
     Total cost of leverage                                         $        268
                                                                    ------------
Professional services expenses:
  Management fees (Note 3)                                          $        935
  Legal fees (Note 8)                                                        355
  Custodian and transfer agent fees                                          282
  Audit fees                                                                  84
                                                                    ------------
    Total professional services expenses                            $      1,656
                                                                    ------------
Administrative expenses:
  General administrative fees                                       $        440
  Directors' fees                                                            192
  Shareholder meeting expenses                                               147
  NYSE fees                                                                   64
  Shareholder communications expense                                          51
  Miscellaneous expenses                                                      22
                                                                    ------------
    Total administrative expenses                                   $        916
                                                                    ------------
    Total expenses                                                  $      2,840
                                                                    ------------
    Net investment income                                           $     21,094
                                                                    ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT ACTIVITIES:
  Realized loss on investments                                      $       (122)
                                                                    ------------
  Net swap settlement disbursements (Note 6)                        $     (3,316)
                                                                    ------------
  Change in net unrealized depreciation
    on investments                                                  $     31,146
  Change in unrealized depreciation
    on interest rate swap agreement                                        1,428
                                                                    ------------
    Total change in net unrealized depreciation
      on investments and interest rate swap                         $     32,574
                                                                    ------------
    Net gain on investments and interest rate swap                  $     29,136
                                                                    ------------
COST OF PREFERRED LEVERAGE
  Distributions to preferred stockholders                           $     (1,330)
                                                                    ------------
  Net increase in net assets resulting
    from operations                                                 $     48,900
                                                                    ============

                     The accompanying notes are an integral
                       part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                              FOR THE YEARS ENDED DECEMBER 31,
                                                                                                     2003          2002
                                                                                             ---------------    -------------
FROM OPERATIONS: (Dollars in thousands, except per share amounts)
  Net investment income                                                                           $   21,094    $   25,177
  Realized loss on investments, net                                                                     (122)      (45,362)
  Net swap settlement disbursements                                                                   (3,316)       (2,851)
  Change in net unrealized depreciation on investments and other
     financial instruments                                                                            32,574        (4,364)
Distributions from net investment income related to preferred stock
  Dividends to preferred stockholders ($313 and $488 per preferred share in 2003 and
     2002, respectively)                                                                              (1,330)       (2,530)
                                                                                                  ----------    ----------
     Net increase (decrease) in net assets resulting from operations                              $   48,900    $  (29,930)
                                                                                                  ----------    ----------
FROM FUND SHARE AND AUCTION TERM PREFERRED STOCK TRANSACTIONS:
  Proceeds from rights offering (23,397,095 shares), net of $817 of offering costs (Note 9)       $   41,532    $       --
  Offering costs and sales load from sale of Auction Term Preferred Stock Series C (Note 4)             (658)           --
  Net asset value of 583,146 shares and 1,215,044 shares issued to common
     stockholders for reinvestment of dividends in 2003 and 2002, respectively                         1,213         2,710
                                                                                                  ----------    ----------
     Increase in net assets resulting from fund share transactions                                $   42,087    $    2,710
                                                                                                  ----------    ----------
DISTRIBUTIONS TO COMMON STOCKHOLDERS:
     From net investment income ($.22 and $.29 per share in 2003 and 2002,
        respectively)                                                                             $  (17,452)   $  (19,841)
                                                                                                  ----------    ----------
Total net increase (decrease) in net assets                                                       $   73,535    $  (47,061)
                                                                                                  ----------    ----------
NET ASSETS APPLICABLE TO COMMON STOCK:
  Beginning of period                                                                             $  131,170    $  178,231
                                                                                                  ----------    ----------
  End of period (Including $570 and $351 of undistributed net investment
     income at December 31, 2003 and December 31, 2002, respectively)                             $  204,705    $  131,170
                                                                                                  ==========    ==========

                     The accompanying notes are an integral
                      part of these financial statements.

                     The New America High Income Fund, Inc.

FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS
FOR EACH SHARE OF COMMON STOCK OUTSTANDING THROUGHOUT THE PERIOD

                                                                  FOR THE YEARS ENDED DECEMBER 31,
                                                 2003 (b)      2002      2001 (c)      2000        1999      1998 (b)
                                                 --------    --------    --------    --------    --------    --------
NET ASSET VALUE:
  Beginning of period                            $   1.89    $   2.61    $   2.85    $   3.86    $   4.16    $   5.03
                                                 --------    --------    --------    --------    --------    --------
NET INVESTMENT INCOME                                 .26#        .37         .48         .60         .66         .71#
NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS AND
  OTHER FINANCIAL INSTRUMENTS                         .34        (.72)       (.24)      (1.00)       (.30)       (.81)#
DISTRIBUTIONS FROM NET INVESTMENT INCOME
  RELATEDTOPREFERRED STOCK:                          (.06)       (.08)       (.12)       (.18)       (.18)       (.17)
                                                 --------    --------    --------    --------    --------    --------
     TOTAL FROM INVESTMENT OPERATIONS                 .54        (.43)        .12        (.58)        .18        (.27)
                                                 --------    --------    --------    --------    --------    --------
DISTRIBUTIONS TO COMMON SHAREHOLDERS:
  From net investment income                         (.22)       (.29)       (.36)       (.43)       (.48)       (.54)
                                                 --------    --------    --------    --------    --------    --------
     TOTAL DISTRIBUTIONS                             (.22)       (.29)       (.36)       (.43)       (.48)       (.54)
                                                 --------    --------    --------    --------    --------    --------
Effect of rights offering and related expenses;
  and Auction Term Preferred Stock offering
  costs and sales load                               (.02)         --          --          --          --        (.06)
                                                 --------    --------    --------    --------    --------    --------
NET ASSET VALUE:
  End of period                                  $   2.19    $   1.89    $   2.61    $   2.85    $   3.86    $   4.16
                                                 ========    ========    ========    ========    ========    ========
PER SHARE MARKET VALUE:
  End of period                                  $   2.16    $   2.01    $   2.64    $   2.63    $   3.13    $   4.25
                                                 ========    ========    ========    ========    ========    ========
TOTAL INVESTMENT RETURN+                            19.23%     (12.97)%     13.97%      (3.84)%    (16.92)%    (15.15)%
                                                 ========    ========    ========    ========    ========    ========

                     The accompanying notes are an integral
                      part of these financial statements.

                                                                      FOR THE YEARS ENDED DECEMBER 31,
                                                     2003 (b)     2002     2001(c)      2000       1999    1998 (b)
                                                    ---------  ---------  ---------  ---------  ---------  ---------
NET ASSETS, END OF PERIOD, APPLICABLE
  TO COMMON STOCK (a)                               $ 204,705  $ 131,170  $ 178,231  $ 191,928  $ 258,215  $ 273,518
                                                    =========  =========  =========  =========  =========  =========
NET ASSETS, END OF PERIOD, APPLICABLE
  TO PREFERRED STOCK (a)                            $ 130,000  $ 100,000  $ 150,000  $ 160,000  $ 210,000  $ 210,000
                                                    =========  =========  =========  =========  =========  =========
TOTAL NET ASSETS APPLICABLE
  TO COMMON AND PREFERRED STOCK,
  END OF PERIOD (a)                                 $ 334,705  $ 231,170  $ 328,231  $ 351,928  $ 468,215  $ 483,518
                                                    =========  =========  =========  =========  =========  =========
EXPENSE RATIOS:
  Ratio of preferred and other leverage
     expenses to average net assets*                      .16%       .18%       .17%       .19%       .18%       .14%
  Ratio of operating expenses to average
     net assets*                                         1.56%      1.46%      1.11%       .99%       .89%       .82%
                                                    ---------  ---------  ---------  ---------  ---------  ---------
RATIO OF TOTAL EXPENSES TO AVERAGE
  NET ASSETS*                                            1.72%      1.64%      1.28%      1.18%      1.07%       .96%
                                                    =========  =========  =========  =========  =========  =========
RATIO OF NET INVESTMENT INCOME TO
  AVERAGE NET ASSETS*                                   12.81%     16.48%     16.70%     17.46%     16.36%     15.22%
RATIO OF TOTAL EXPENSES TO AVERAGE
  NET ASSETS APPLICABLE TO COMMON
  AND PREFERRED STOCK                                    1.05%       .89%       .71%       .64%       .60%       .58%
RATIO OF NET INVESTMENT INCOME TO
  AVERAGE NET ASSETS APPLICABLE TO
  COMMON AND PREFERRED STOCK                             7.79%      8.91%      9.23%      9.41%      9.16%      9.26%
PORTFOLIO TURNOVER RATE                                120.47%     82.47%     38.89%     45.58%     66.74%    124.67%

(a)  Dollars in thousands.
(b) The Fund issued Series D ATP on May 20, 1998 and additional shares of Series C ATP on October 17, 2003. The per share data and ratios for the years ended December 31, 1998 and December 31, 2003 reflect these transactions.
(c) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount and premium on debt securities. This had no effect on net investment income per share and a $.01 increase to net realized and unrealized loss per share for the year ended December 31, 2001. The effect of this change increased the ratio of net investment income to average net assets from 16.29% to 16.70%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
* Ratios calculated on the basis of expenses and net investment income applicable to the common shares relative to the average net assets of the common stockholders only. The expense ratio and net investment income ratio do not reflect the effect of dividend payments (including net swap settlement receipts/payments) to preferred stockholders.
# Calculation is based on average shares outstanding during the indicated period due to the per share effect of the Fund's March 1998 and August, 2003 rights offerings.
+ Total investment return is calculated assuming a purchase of common stock at the current market value on the first day and a sale at the current market value on the last day of each year reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the dividend reinvestment plan. This calculation does not reflect brokerage commissions.

                     The accompanying notes are an integral
                      part of these financial statements.

INFORMATION REGARDING
SENIOR SECURITIES

                                                                           AS OF DECEMBER 31,
                                         2003              2002           2001            2000            1999            1998
                                     --------------  --------------  --------------  --------------  --------------  --------------
TOTAL AMOUNT OUTSTANDING:
  Preferred Stock                    $  130,000,000  $  100,000,000  $  150,000,000  $  160,000,000  $  210,000,000  $  210,000,000

ASSET COVERAGE:
  Per Preferred Stock Share (1)      $       64,366  $       57,793  $       54,705  $       54,989  $       55,740  $       57,562

INVOLUNTARY LIQUIDATION PREFERENCE:
  Preferred Stock Share (2)          $       25,000  $       25,000  $       25,000  $       25,000  $       25,000  $       25,000

APPROXIMATE MARKET VALUE:
  Per Preferred Stock Share (2)      $       25,000  $       25,000  $       25,000  $       25,000  $       25,000  $       25,000

(1) Calculated by subtracting the Fund's total liabilities (not including the Preferred Stock) from the Fund's total assets and dividing such amount by the number of Preferred Shares outstanding.

(2)  Plus accumulated and unpaid dividends.

                     The accompanying notes are an integral
                      part of these financial statements.

                     The New America High Income Fund, Inc.

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2003

(1) SIGNIFICANT ACCOUNTING AND OTHER POLICIES
   The New America High Income Fund, Inc. (the Fund) was organized as a corporation in the state of Maryland on November 19, 1987 and is registered with the Securities and Exchange Commission as a diversified, closed-end investment company under the Investment Company Act of 1940. The Fund commenced operations on February 26, 1988. The investment objective of the Fund is to provide high current income while seeking to preserve stockholders' capital through investment in a professionally managed, diversified portfolio of "high yield" fixed-income securities.

   The Fund invests primarily in fixed maturity corporate debt securities that are rated less than investment grade. Risk of loss upon default by the issuer is significantly greater with respect to such securities compared to investment grade securities because these securities are generally unsecured and are often subordinated to other creditors of the issuer and because these issuers usually have high levels of indebtedness and are more sensitive to adverse economic conditions, such as a recession, than are investment grade issuers. In some cases, the collection of principal and timely receipt of interest is dependent upon the issuer attaining improved operating results, selling assets or obtaining additional financing.

   See the schedule of investments for information on individual securities as well as industry diversification and credit quality ratings.

   The Fund's financial statements have been prepared in conformity with accounting principles generally accepted in the United States that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

   The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry.

   (a) VALUATION OF INVESTMENTS--Investments for which market quotations are readily available are stated at market value, which is determined by using the most recently quoted bid price provided by an independent pricing service or principal market maker. Independent pricing services provide market quotations based primarily on quotations from dealers and brokers, market transactions, accessing data from quotations services, offering sheets obtained from dealers and various relationships between securities. Short-term investments with original maturities of 60 days or less are stated at amortized cost, which approximates market value. Following procedures approved by the Board of Directors, investments for which market quotations are not readily available (primarily fixed-income corporate bonds and notes) are stated at fair value on the basis of subjective valuations furnished by securities dealers and brokers. Other investments, with a cost of approximately $9,809,000 and a value of $0, are valued in good faith at fair market value using methods determined by the Board of Directors.

   (b) INTEREST AND DIVIDEND INCOME--Interest income is accrued on a daily basis. Discount on short-term investments is amortized to investment income. Premiums or discounts on corporate debt securities are amortized based on the interest method for financial reporting purposes. All income on original issue discount and step interest bonds is accrued based on the effective interest method for tax reporting purposes as required by federal income tax regulations. The Fund does not amortize market premiums or discounts for tax purposes. Dividend payments received in the form of additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

   (c) FEDERAL INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders each year. Accordingly, no federal income tax provision is required.

(2) TAX MATTERS AND DISTRIBUTIONS
   At December 31, 2003, the total cost of securities (including temporary cash investments) for federal income tax purposes was approximately $331,320,000. Aggregate gross unrealized gain on securities in which there was an excess of value over tax cost was approximately $17,018,000. Aggregate unrealized loss on securities in which there was an excess of tax cost over value was approximately $12,369,000. Net unrealized gain on investments for tax purposes at December 31, 2003 was approximately $4,649,000.

   At December 31, 2003, the Fund had approximate capital loss carryovers available to offset future capital gains, if any, to the extent provided by regulations:

     CARRYOVER AVAILABLE                   EXPIRATION DATE
    ---------------------                 -----------------
      $  35,581,000                       December 31, 2007
         21,821,000                       December 31, 2008
         67,043,000                       December 31, 2009
         45,239,000                       December 31, 2010
          7,387,000                       December 31, 2011
      -------------
      $ 177,071,000
      =============

   It is the policy of the Fund to reduce future distributions of realized gains to shareholders to the extent of the unexpired capital loss carry forward.

   The tax character of distributions paid to common and preferred shareholders of approximately $18,782,000 in 2003 was from ordinary income.

   As of December 31, 2003, the components of distributable earnings on a tax basis were approximately:

Undistributed Net Investment Income          $      542,000
Undistributed Long-Term Gain                             --
Unrealized Gain                              $    4,649,000
Capital Losses Carry Forward
  and Post October Losses Deferred           $ (177,071,000)

   The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, accrued interest on defaulted bonds and amortization of swap termination payments.

   Distributions on common stock are declared based upon annual projections of the Fund's investment company taxable income. The Fund records all dividends and distributions payable to shareholders on the ex-dividend date and declares and distributes income dividends monthly.

   The Fund was required to amortize market discounts and premiums for financial reporting purposes beginning January 1, 2001. This new accounting policy results in additional interest income in some years and decreased interest income in others for financial reporting purposes only. The Fund does not amortize market discounts or premiums for tax purposes. Therefore, the additional or decreased interest income for financial reporting purposes does not result in additional or decreased common stock dividend income.

   The Fund has recorded several reclassifications in the capital accounts to present undistributed net investment income or accumulated net realized gains and losses on a tax basis, which is considered to be more informative to the shareholder. These reclassifications have no impact on the net asset value of the Fund.

(3) INVESTMENT ADVISORY AGREEMENT
   T. Rowe Price Associates, Inc. (T. Rowe Price), the Fund's Investment Advisor, earned approximately $935,000 in management fees during the year ended December 31, 2003. Management fees paid by the Fund to T. Rowe Price were calculated at 0.50% on the first $50,000,000 of the Fund's average weekly net assets, 0.40% on the next $50 million and 0.30% on average weekly net assets in excess of $100 million. T. Rowe Price's fee is calculated based on assets attributable to the Fund's common and auction term preferred stock. At December 31, 2003, the fee payable to T. Rowe Price was approximately $98,000, which was included in accrued expenses on the accompanying statement of assets and liabilities.

(4) AUCTION TERM PREFERRED STOCK (ATP)
   On October 17, 2003, the Fund issued 1,200 shares of Series C ATP. The underwriting discount of $300,000 and offering expenses of $358,000 were recorded as a reduction of the capital in excess of par value on common stock.

   The Fund had 5,200 shares of ATP issued and outstanding at December 31, 2003. The ATP's dividends are cumulative at a rate determined at an auction, and dividend periods will typically be 28 days unless notice is given for periods to be longer or shorter than 28 days. Dividend rates ranged from 1.06% to 1.60% for the year ended December 31, 2003. The average dividend rate as of December 31, 2003 was 1.18%.

   The ATP is redeemable, at the option of the Fund, or subject to mandatory redemption (if the Fund is in default of certain coverage requirements) at a redemption price equal to $25,000 per share plus accumulated and unpaid dividends. The ATP has a liquidation preference of $25,000 per share plus accumulated and unpaid dividends. The Fund is required to maintain certain asset coverages with respect to the ATP under the Fund's Charter and the 1940 Act in order to maintain the Fund's Aaa/AAA ratings by Moody's Investors Service, Inc. and Fitch, Inc., respectively.

(5) ATP AUCTION-RELATED MATTERS
   Bankers Trust Company (BTC) serves as the ATP's auction agent pursuant to an agreement entered into on January 4, 1994. The term of the agreement is unlimited and may be terminated by either party. BTC may resign upon notice to the Fund, such resignation to be effective on the earlier of the 90th day after the delivery of such notice and the date on which a successor auction agent is appointed by the Fund. The Fund may also replace BTC as auction agent at any time.

   After each auction, BTC as auction agent will pay to each broker-dealer, from funds provided by the Fund, a maximum service charge at the annual rate of 0.25 of 1% or such other percentage subsequently agreed to by the Fund and the broker-dealers, of the purchase price of shares placed by such broker-dealers at such auction. In the event an auction scheduled to occur on an auction date fails to occur for any reason, the broker-dealers will be entitled to service charges as if the auction had occurred and all holders of shares placed by them had submitted valid hold orders. The Fund incurred approximately $242,000 for service charges through December 31, 2003. This amount is included under the caption preferred and auction fees in the accompanying statement of operations.

(6) INTEREST RATE SWAPS
   The Fund entered into an interest payment swap arrangement with Fleet Bank (Fleet) for the purpose of partially hedging its dividend payment obligations with respect to the ATP. Pursuant to the Swap Arrangement the Fund makes payments to Fleet on a monthly basis at a fixed annual rate. In exchange for such payment Fleet makes payments to the Fund on a monthly basis at a variable rate determined with reference to one month LIBOR. The variable rates ranged from 1.10% to 1.44% for the year ended December 31, 2003. The effective date, notional amount, maturity and fixed rate of the swap is as follows:

                   NOTIONAL                           FIXED
EFFECTIVE          CONTRACT                          ANNUAL
  DATE              AMOUNT           MATURITY         RATE
 10/1/01         $100 million         10/1/06          4.50%

   Swap transactions, which involve future settlement, give rise to credit risk. Credit risk is the amount of loss the Fund would incur in the event counterparties failed to perform according to the terms of the contractual commitments. In the event of nonperformance by the counterparty, the Fund's dividend payment obligation with respect to the ATP would no longer be partially hedged. Therefore, the ATP dividend would no longer be partially fixed. In an unfavorable interest rate environment, the Fund would be subject to higher net ATP dividend payments, resulting in less income available for the common share dividend. The Fund does not anticipate nonperformance by any counterparty. While notional contract amounts are used to express the volume of interest rate swap agreements, the amounts potentially subject to credit risk, in the event of nonperformance by counterparties, are substantially smaller.

   The Fund recognizes all freestanding derivative instruments in the balance sheet as either assets or liabilities and measures them at fair value. Any change in the unrealized gain or loss is recorded in current earnings. For the year ended December 31, 2003, the Fund's obligations under the swap agreements were more than the amount received from Fleet by approximately $3,316,000 and such amount is included in the accompanying statement of operations.

   The estimated fair value of the interest rate swap agreement at December 31, 2003 amounted to approximately $5,340,000 of unrealized loss and is presented in the accompanying balance sheet.

(7) PURCHASES AND SALES OF SECURITIES
   Purchases and proceeds of sales or maturities of long-term securities during the year ended December 31, 2003 were approximately:

Purchases of securities                        $ 374,439,000
Sales of securities                            $ 309,130,000

(8) RELATED PARTY TRANSACTIONS
   A partner of Goodwin Procter LLP, counsel to the Fund, serves as a Director of the Fund. Fees earned by Goodwin Procter LLP amounted to approximately $916,000 for the year ended December 31, 2003. This total is broken out as follows:

Operations (Including change in
investment advisor)                              $  253,000
Rights offering                                     399,000
ATP Series C offering                               264,000
                                                 ----------
                                                 $  916,000
                                                 ==========

   The Fund paid approximately $272,000 during the year ended December 31, 2003 to two officers of the Fund for the provision of certain administrative services.

(9) RIGHTS OFFERING
   The Fund issued to stockholders of record as of the close of business on July 21, 2003, rights to subscribe for an aggregate of 23,397,095 shares of common stock, $.01 par value per share, of the Fund. One right was issued for each three full shares of common stock beneficially held on the record date. The rights entitled a stockholder to acquire at the subscription price of $1.81 per share one share for each right held. The subscription price was 94% of the average of the last reported sales price of the Fund's Common Stock on the New York Stock Exchange on August 18, 2003, the expiration date and the nine preceding business days. On August 22, 2003 the Fund completed its rights offering. Proceeds of approximately $42,349,000 and shares of 23,397,095 were recorded. In addition the deferred offering expense of approximately $817,000 was netted against the rights offering proceeds.

COMMON AND AUCTION TERM PREFERRED STOCK TRANSACTIONS
From time to time in the future, the Fund may effect redemptions and/or repurchases of its ATP as provided in the applicable constituent instruments or as agreed upon by the Fund and sellers. The Fund intends to effect such redemptions and/or repurchases to the extent necessary to maintain applicable asset coverage requirements.

The Fund may purchase shares of its Common Stock in the open market when the Common Stock trades at a discount to net asset value or at other times if the Fund determines such purchases are in the best interest of its stockholders. There can be no assurance that the Fund will take such action in the event of a market discount to net asset value or that Fund purchases will reduce a discount.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders
The New America High Income Fund, Inc.

   We have audited the accompanying statement of assets and liabilities of The New America High Income Fund, Inc., including the schedule of investments, as of December 31, 2003, the statement of operations for the year then ended and the statement of changes in net assets and financial highlights for the two years ended December 31, 2003. These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. The financial highlights for each of the years in the four-year period ended December 31, 2001 were audited by other auditors who have ceased operations. Those auditors expressed an unqualified opinion on those financial highlights in their report dated February 1, 2002.

   We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The New America High Income Fund, Inc. as of December 31, 2003, the results of its operations, changes in its net assets and financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.


                                        /s/ KPMG LLP

Boston, Massachusetts
February 2, 2004

DIRECTORS
Robert F. Birch
Joseph L. Bower
Richard E. Floor
Bernard J. Korman
Ernest E. Monrad

OFFICERS
Robert F. Birch - President
Ellen E. Terry - Vice President, Treasurer
Richard E. Floor - Secretary

INVESTMENT ADVISOR
T. Rowe Price Associates, Inc.
100 E. Pratt Street
Baltimore, Maryland 21202

ADMINISTRATOR
The New America High Income Fund, Inc.
33 Broad Street
Boston, MA 02109
(617) 263-6400

CUSTODIAN
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

TRANSFER AGENT
EquiServe Trust Company N.A.
P.O. Box 43011
Providence, RI 02940-3011
(617) 328-5000 ext. 6406
(800) 426-5523

INDEPENDENT PUBLIC ACCOUNTANTS
KPMG LLP
99 High Street
Boston, MA 02110

Listed: NYSE
Symbol: HYB
Web site: www.newamerica-hyb.com

INFORMATION ABOUT THE FUND'S DIRECTORS AND OFFICERS

INDEPENDENT DIRECTORS

                                                                                   NUMBER OF
                                                                                  PORTFOLIOS
                                                            PRINCIPAL               IN FUND            OTHER
      NAME,         POSITION(S)  TERM OF OFFICE(2)        OCCUPATION(S)            COMPLEX(3)      DIRECTORSHIPS
 ADDRESS(1), AND    HELD WITH     AND LENGTH OF              DURING                OVERSEEN           HELD BY
  DATE OF BIRTH        FUND        TIME SERVED            PAST 5 YEARS            BY DIRECTOR        DIRECTOR
--------------------------------------------------------------------------------------------------------------------
Joseph L. Bower       Director       Director       Professor, Harvard Business       1        Director of Anika
DOB: 09/21/38                       since 1988      School since 1963 - as                     Therapeutics, Inc.,
                                                    Donald K. David Professor                  Sonesta International
                                                    of Business Administration                 Hotels Corporation,
                                                    since 1986, Senior                         Loews, Corporation
                                                    Associate Dean, Chair of the               (a conglomerate),
                                                    Doctoral Programs, Chair of                and Brown Shoe
                                                    the General Management                     Company, Inc.,
                                                    Area, and currently, Chair                 Independent
                                                    of the General Manager                     General Partner of
                                                    Program.                                   ML-Lee
                                                                                               Acquisition Funds,
                                                                                               L.P., and Trustee of
                                                                                               TH Lee-Putnam
                                                                                               Emerging
                                                                                               Opportunities
                                                                                               Portfolio.

Bernard J. Korman     Director       Director       Chairman of the Board of          1        Director of
DOB: 10/13/31                       since 1987      Directors of Philadelphia                  Kramont Realty
                                                    Health Care Trust.                         Trust, Omega
                                                                                               Healthcare
                                                                                               Investors, Inc. (real
                                                                                               estate investment
                                                                                               trust), The
                                                                                               Pep Boys, Inc.
                                                                                               (automotive
                                                                                               supplies) and
                                                                                               Nutramax
                                                                                               Products, Inc. (a
                                                                                               consumer healthcare
                                                                                               products company).

(1) The address for each Director is c/o The New America High Income Fund, Inc., 33 Broad Street, Boston, MA 02109.
(2) Each Director serves as such until the next annual meeting of the Fund's stockholders and until the Director's successor shall have been duly elected and qualified.
(3)  The New America High Income Fund, Inc. is not part of any fund complex.

                                                                                   NUMBEROF
                                                                                  PORTFOLIOS
                                                            PRINCIPAL               IN FUND           OTHER
      NAME,         POSITION(S)  TERM OF OFFICE(2)        OCCUPATION(S)           COMPLEX(3)      DIRECTORSHIPS
 ADDRESS(1), AND    HELD WITH     AND LENGTH OF              DURING                OVERSEEN          HELD BY
  DATE OF BIRTH       FUND         TIME SERVED            PAST 5 YEARS            BY DIRECTOR       DIRECTOR
--------------------------------------------------------------------------------------------------------------------
Ernest E. Monrad      Director      Director        Trustee since 1960 and            1        Trustee Century
DOB: 5/30/30                       since 1988       Chairman of the Trustees                   Shares Trust and
                                                    from 1969 to May 2001 of                   Century Small
                                                    Northeast Investors Trust;                 Cap Select
                                                    Chairman, Assistant
                                                    Treasurer and a Director
                                                    since 1981 of Northeast
                                                    Investors Growth Fund;
                                                    Director of Northeast
                                                    Investment Management, Inc.,
                                                    Northeast Management &
                                                    Research Co., Inc.

INTERESTED DIRECTORS AND OFFICERS
Robert F. Birch(4)    Director      Director        Mutual Fund Director             1         Director of
DOB: 3/12/36            and        since 1992                                                  Hyperion Funds and
                      President                                                                the Brandywine
                                                                                               Funds

Richard E. Floor(5)    Director     Director        Partner through his              1         Director of
DOB: 8/3/40              and       since 1987       professional corporation                   Affiliated Managers
                      Secretary                     with the law firm of                       Group, Inc.
                                                    Goodwin Procter LLP,
                                                    Boston, Massachusetts

(1) The address for each Director is c/o The New America High Income Fund, Inc., 33 Broad Street, Boston, MA 02109.
(2) Each Director serves as such until the next annual meeting of the Fund's stockholders and until the Director's successor shall have been duly elected and qualified.
(3)  The New America High Income Fund, Inc. is not part of any fund complex.
(4) As the Fund's President, Mr. Birch is an interested person of the Fund within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act").
(5) Mr. Floor is an interested person of the Fund within the meaning of the 1940 Act because, through his professional corporation, Mr. Floor is a partner of Goodwin Procter LLP, counsel to the Fund.

   Ellen E. Terry (D.O.B. 4/9/59), Vice President and Treasurer of the Fund since February 18, 1992, is the only executive officer of the Fund not named in the above table of interested Directors. Ms. Terry served as Acting President and Treasurer of the Fund from October 1991 through February 18, 1992, and as Vice President of the Fund prior to such time. Ms. Terry's address is: c/o The New America High Income Fund, 33 Broad Street, Boston, MA 02109. A Fund officer holds office until the officer's successor is duly elected and qualified, until the officer's death or until the officer resigns or has been removed.

EquiServe Trust Company N.A.
P.O. Box 43011
Providence, RI 02940-3011


                                                                     NEHCM-SA-03

ITEM 2. CODE OF ETHICS.

     As of December 31, 2003, the Fund has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer, Principal Financial Officer/Chief Financial Officer, Principal Accounting Officer, Vice President, Treasurer and Manager of Accounting and Finance.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

     The Fund's Board of Directors has determined that none of the members of the Fund's Audit and Nominating Committee is an "audit committee financial expert" as that term is defined in the instructions to this Item. The Fund's Board of Directors has also determined that there is no need to appoint a Director to the Audit and Nominating Committee who qualifies as an "audit committee financial expert" at this time because the Board of Directors (a) has determined that each member of the Audit and Nominating Committee is "financially literate" and has "accounting or related financial management experience" as these terms are used in the corporate governance standards of the New York Stock Exchange and (b) believes that each has substantial experience relating to the review of financial statements and the operations of audit committees. Accordingly, the Board believes that the Audit and Nominating Committee members are qualified to evaluate the Fund's financial statements, supervise the Fund's preparation of its financial statements, and oversee the work of the Fund's independent auditors.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

     AUDIT FEES. For fiscal 2003 and 2002, the aggregate fees billed by KPMG LLP ("KPMG"), the Fund's independent public accountants, for audit of the Fund's annual financial statements, review of the semi-annual financial statements and assistance in connection with the Fund's filing of the registration statements totaled $96,000 and $48,500, respectively.

     AUDIT-RELATED FEES. KPMG billed $31,500 and $26,000 for fiscal 2003 and 2002, respectively, for assurance and related services that are reasonably related to the performance of the audit and review of the Fund's financial statements, including quarterly agreed upon procedures related to requirements of the Fund's articles supplementary.

     TAX FEES. During fiscal 2003, KPMG's fees for its professional services related to preparation of the Fund's federal and state tax returns, review of excise distributions, and testing of quarterly asset diversification totaled $7,000. During fiscal 2002, KPMG's fees for its professional services related to preparation of the Fund's federal and state tax returns, review of excise distributions, and testing of quarterly asset diversification totaled $6,000.

     ALL OTHER FEES. KPMG did not provide any other services to the Fund in 2003 or 2002 other than those listed above.

     The services described in the three preceding paragraphs, representing engagements entered into prior to the effective date of the SEC's pre-approval requirements, although not formally pre-approved, were reviewed by the Audit and Nominating Committee.

     NON-AUDIT FEES. KPMG did not provide any other services to the Fund in 2003 or 2002 other than those listed above. KPMG's fees for non-audit services in fiscal 2003 billed to T. Rowe Price Group, Inc. ("Price Group") and its subsidiaries totaled $852,200. KPMG's fees for non-audit services in fiscal 2002 billed to Price Group totaled $372,490, other than fees billed for professional services rendered for the audit of the annual financial statements and the reviews of the financial statements included in Forms 10-Q. The Committee has considered and determined that the performance by KPMG of non-audit services to Price Group and its subsidiaries is compatible with maintaining that firm's independence in connection with serving as the Fund's independent public accountants.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

     The Fund has a separately-designated standing audit committee, the Audit and Nominating Committee, established by and amongst the Fund's Board of Directors for the purpose of overseeing the accounting and financial reporting processes of the Fund and audits of the Fund's financial statements. The Audit and Nominating Committee consists of the Fund's Directors who are not "interested persons" of the Fund within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act") - Joseph L. Bower, Bernard J. Korman and Ernest E. Monrad.

ITEM 6.

     [Reserved.]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                      PROXY VOTING POLICIES AND PROCEDURES

     At its June 26, 2003 meeting, the Fund's Board of Directors authorized and directed T. Rowe Price, the Fund's investment adviser, to vote proxies relating to the Fund's portfolio securities in accordance with T. Rowe Price's proxy voting policies and procedures. T. Rowe Price, as an investment adviser with a fiduciary responsibility to the Fund, analyzes the proxy statements of issuers whose stock is owned by the Fund, if any.

     PROXY ADMINISTRATION. The T. Rowe Price Proxy Committee develops T. Rowe Price's positions on all major corporate issues, creates guidelines, and oversees the voting process. The Proxy Committee, composed of portfolio managers, investment operations managers, and internal legal counsel, analyzes proxy policies based on whether they would adversely affect stockholders' interests and make a company less attractive to own. In evaluating proxy policies each year, the Proxy Committee relies upon its own fundamental research, independent research provided by third parties, and information presented by company managements and stockholder groups.

     Once the Proxy Committee establishes its recommendations, they are distributed to the firm's portfolio managers as voting guidelines. Ultimately, the portfolio manager votes on the proxy proposals of companies in his or her portfolio. When portfolio managers cast votes that are counter to the Proxy Committee's guidelines, they are required to document their reasons in writing to the Proxy Committee. Annually, the Proxy Committee reviews T. Rowe Price's proxy voting process, policies, and voting records.

     T. Rowe Price has retained Institutional Shareholder Services ("ISS"), an expert in the proxy voting and corporate governance area, to provide proxy advisory and voting services. These services include in-depth research, analysis, and voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility and corporate governance-related efforts. While the Proxy Committee relies upon ISS research in establishing T. Rowe Price's voting guidelines--many of which are consistent with ISS positions--T. Rowe Price may deviate from ISS recommendations on general policy issues or specific proxy proposals.

     FIDUCIARY CONSIDERATIONS. T. Rowe Price's decisions with respect to proxy issues are made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company. Proxies are voted solely in the interests of the Fund or Fund stockholders. Practicalities involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.

     CONSIDERATION GIVEN MANAGEMENT RECOMMENDATIONS. When determining whether to invest in a particular company, one of the key factors T. Rowe Price considers is the quality and depth of its management. As a result, T. Rowe Price believes that recommendations of management on most issues should be given weight in determining how proxy issues should be voted.

     T. ROWE PRICE VOTING POLICIES. Specific voting guidelines have been established by the Proxy Committee for recurring issues that appear on proxies. The following is a summary of the more significant T. Rowe Price policies:

     - ELECTION OF DIRECTORS. T. Rowe Price generally supports slates with a majority of independent directors and nominating committees chaired by an independent board member. T. Rowe Price withholds votes for inside directors serving on compensation and audit committees and for directors who miss more than one-fourth of the scheduled board meetings.

     - EXECUTIVE COMPENSATION. T. Rowe Price's goal is to assure that a company's equity-based compensation plan is aligned with stockholders' long-term interests. While it evaluates most plans on a case-by-case basis, T. Rowe Price generally opposes compensation packages that provide what it views as excessive awards to a few senior executives or that contain excessively dilutive stock option plans. T. Rowe Price bases its review on criteria such as the costs associated with the plan, plan features, dilution to stockholders and comparability to plans in the company's peer group. T. Rowe Price generally opposes plans that give a company the ability to reprice options.

     - ANTI-TAKEOVER AND CORPORATE GOVERNANCE ISSUES. T. Rowe Price generally opposes anti-takeover measures and other proposals designed to limit the ability of stockholders to act on possible transactions. When voting on corporate governance proposals, T. Rowe Price will consider the dilutive impact to stockholders and the effect on stockholder rights.

     - SOCIAL AND CORPORATE RESPONSIBILITY ISSUES. T. Rowe Price generally votes with a company's management on social issues unless they have substantial economic implications for the company's business and operations that have not been adequately addressed by management.

     MONITORING AND RESOLVING CONFLICTS OF INTEREST. The Proxy Committee is also responsible for monitoring and resolving possible material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. Because T. Rowe Price's voting guidelines are pre-determined by the Proxy Committee using recommendations from ISS, an independent third party, application of the T. Rowe Price guidelines to vote clients' proxies should in most instances adequately address any possible conflicts of interest. However, for proxy votes inconsistent with T. Rowe Price guidelines, the Proxy Committee reviews all such proxy votes in order to determine whether the portfolio manager's voting rationale appears reasonable. The Proxy Committee also assesses whether any business or other relationships between T. Rowe Price and a portfolio company could have influenced an inconsistent vote on that company's proxy. Issues raising possible conflicts of interest are referred to designated members of the Proxy Committee for immediate resolution.

ITEM 8. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

     Not applicable.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

     Not applicable.

ITEM 10. CONTROLS AND PROCEDURES.

     (a) The Fund's principal executive officer and principal financial officer concluded that the Fund disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) provide reasonable assurances that information required to be disclosed by the Fund on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Fund in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Fund's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure, based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

     (b) There was no change in the Fund's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the Fund's second fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Fund's internal control over financial reporting.

ITEM 11. EXHIBITS.

     (a)(1) The code of ethics referenced in Item 2.

     (a)(2) The certifications required by Rule 30a-2(a) under the 1940 Act.

     (a)(3) Not applicable.

     (b)    The certifications required by Rule 30a-2(b) under the 1940 Act.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                        The New America High Income Fund, Inc.



                                        By: /s/ Robert F. Birch
                                            ------------------------------------
                                        Name:  Robert F. Birch
                                        Title: President and Director
                                        Date:  March 8, 2004


         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


                                        By: /s/ Robert F. Birch
                                            ------------------------------------
                                        Name:  Robert F. Birch
                                        Title: President
                                        Date:  March 8, 2004


                                        By: /s/ Ellen E. Terry
                                            ------------------------------------
                                        Name:  Ellen E. Terry
                                        Title: Treasurer
                                        Date:  March 8, 2004

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